UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2009

ACTUANT CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-11288	39-0168610
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

13000 West Silver Spring Drive

Butler, Wisconsin 53007

Mailing address: P.O. Box 3241, Milwaukee, Wisconsin 53201

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (414) 352-4160

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Items.

During the second quarter of fiscal 2009, the financial reporting segments of Actuant Corporation (“Actuant” or the “Company”) were modified to reflect changes in the portfolio of businesses, due to acquisitions, as well as changes in business reporting lines. The Company considered these changes as part of its ongoing assessment of segment reporting, and changed its operating and reportable segments to reflect four reportable segments: Industrial, Energy, Electrical and Engineered Solutions. The Company is filing this Current Report on Form 8-K to update the historical financial statements and management’s discussion and analysis of financial condition and results of operations included in the Company’s Annual Report on Form 10-K for the year ended August 31, 2008 (“2008 Form 10-K”) and the Company’s Quarterly Report on Form 10-Q for the quarter ended November 30, 2008 (“First Quarter Form 10-Q”), to reflect a change in segment reporting.

This update has no effect on the Company’s previously reported consolidated revenues, net income, financial position or cash flow.

The Company’s Quarterly Report on Form 10-Q for the quarter ended February 28, 2009, filed with the SEC on April 9, 2009, reflects the new segment structure.

Our historical segment financial information and related disclosures in our 2008 Form 10-K and First Quarter Form 10-Q have been reclassified to reflect our current segment structure as reflected in the Exhibits attached to this Current Report. All information contained in this Current Report with respect to the 2008 Form 10-K is as of October 29, 2008, the original filing date of our 2008 Form 10-K, and with respect to the First Quarter 10-Q is as of January 8, 2009, the original filing date of our First Quarter Form 10-Q. We have not updated the disclosures contained in our 2008 Form 10-K or First Quarter Form 10-Q to reflect any other events that have occurred after their respective filing dates (e.g. new accounting pronouncements, acquisitions and other developments). Accordingly, Actuant’s Quarterly Reports on Form 10-Q for the quarter ended February 28, 2009, which describes significant developments since the filing of the 2008 Form 10-K and First Quarter 10-Q should be considered when reviewing this document.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibits are filed as part of this report:

Exhibit	Description
23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Revised Item 1. Financial Statements, Quarterly Report on Form 10-Q for the period ended November 30, 2008, filed January 8, 2009.

99.2	Revised Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, Quarterly Report on Form 10-Q for the period ended November 30, 2008, filed January 8, 2009.

99.3	Revised Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, Annual Report on Form 10-K for the year ended August 31, 2008, filed October 29, 2008.

99.4	Revised Item 8. Financial Statements and Supplementary Data, Annual Report on Form 10-K for the year ended August 31, 2008, filed October 29, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTUANT CORPORATION

Date: June 22, 2009

/s/ Andrew G. Lampereur
	Name:	Andrew G. Lampereur
	Title:	Executive Vice President and Chief Financial Officer